Exhibit 10.11

                                   ASSIGNMENT

              THIS ASSIGNMENT dated as of June 23, 1998 (the "Assignment"), by OLIVE ENTERPRISES, INC., a Pennsylvania corporation having an address at 3003 West Olive Avenue, Burbank, CA 91505-4590 (the "Assignor"), in favor of dick clark productions, inc., a Delaware corporation having an address at 3003 West Olive Avenue, Burbank, CA 91505-4590 (the "Assignee").

                  WHEREAS, the Assignor is the owner of service marks set forth on Schedule A annexed hereto (the "Marks") and made a part hereof; and

                  WHEREAS, the Assignee is desirous of acquiring the Marks, and the goodwill of the business associated therewith;

                  NOW, THEREFORE, in consideration of the payment of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor, does hereby assign, transfer and set over to the Assignee and its successors and assigns, the Assignor's entire right, title and interest in and to the Marks and the federal registration therefor, together with the goodwill of the business in connection with which the Marks are used and which is symbolized by the Marks, as fully and entirely as the same would have been held and enjoyed by the Assignor if this Assignment had not been made.

                  The Assignor further agrees that the Assignor shall on the date hereof and from time to time thereafter, upon the written request of the Assignee, perform or cause to be performed such acts and execute, acknowledge and deliver, such documents and other instruments the Assignee may reasonably consider to be required to evidence or effectuate the sale, conveyance, assignment, transfer and delivery to the Assignee of the Marks or for the performance by the Assignor of any of its obligations hereunder.

                  IN WITNESS WHEREOF, the Assignor has executed this Assignment on this 23rd day of June, 1998.


                                             OLIVE ENTERPRISES, INC.


                                             By: /s/ Francis La Maina
                                                 --------------------
                                                     Francis La Maina
                                                         President

Acknowledged and Accepted on
this 2nd  day of April, 1998

dick clark productions, inc.


By: /s/ William S. Simon
    ------------------------
       William S. Simon
        V.P. of Finance

                                   SCHEDULE A
                                   ----------



Registered Marks                                    Registration Number                  Serial Number
----------------                                    -------------------                  -------------

AB                                                            1858166                      74-369721
AB                                                            1497134                      73-677650
American Bandstand                                            1849271                      74-367348
American Bandstand                                            1482459                      73-677646
American Bandstand                                            1284690                      73-427619
American Bandstand Grill                                      1657686                      74-098778
American Bandstand Grill                                      1705020                      74-096954
American Bandstand Grill                                      1705050                      74-096955
American Bandstand Grill                                      1685367                      74-096956
American Bandstand Grill                                      1685393                      74-096957
American Bandstand Grill                                      1715566                      74-096958
American Bandstand Grill                                      1740325                      74-096975
American Bandstand Grill                                      1656414                      74-096831
Bandstand                                                     1923443                      74-561585
Bandstand                                                     1285617                      73-429507
Dick Clark                                                    1984016                      74-693478
Dick Clark's American AB Bandstand Grill                      1703376                      74-132981
Dick Clark's American Bandstand Grill AB                      1822805                      74-381562
Dick Clark's American Bandstand Grill AB                      1818728                      74-381563
Dick Clark's American Bandstand Grill AB                      1783029                      74-144598
Dick Clark's American Bandstand Grill AB                      1859174                      74-133002
Dick Clark's American Bandstand Grill AB                      1798675                      74-801208
Dick Clark's American Bandstand Grill AB                      1692014                      74-096806
Good Ol' Rock 'N' Roll                                        1297287                      73-438725
Rock, Roll and Remember                                       1922002                      74-596351
Rock, Roll & Remember                                         1284667                      73-406040
The Great American Dance Experience!                          1908964                      74-466647




                                      -41-





The Great American Food Experience                            1916232                      74-561584
The Great American Food Experience                            1880977                      74-415202



Applications                                              Serial Number
------------                                              -------------

America's Oldest Living Teenager                            74-589078
America's Oldest Living Teenager                            74-589000
America's Oldest Living Teenager                            74-588998
America's Oldest Living Teenager                            74-588999
Baby Bandstand                                              74-526111
Bandstand                                                   74-570808
Bandstand USA                                               74-432873
Dick Clark Presents the Soundtrack of Your Life             75-061011
Dick Clark Presents the Soundtrack of Your Life             75-061010
I like the Beat                                             75-293361
I like the Beat                                             74-590358
I like the Beat                                             74-590354
I like the Beat                                             74-590365
I like the Beat and It's Easy to Dance to                   74-588992
I like the Beat and It's Easy to Dance to                   74-588991
The Oldest Living Teenager                                  74-588993
The Oldest Living Teenager                                  74-588995
The Oldest Living Teenager                                  74-588996
The Oldest Living Teenager                                  74-588997
The Soundtrack of Your Life                                 75-407625
The Soundtrack of Your Life                                 75-363787





                                      -42-